UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2017
Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Ste 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)

(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2017, Spark Energy, Inc. (the “Company”) issued a press release announcing third quarter 2017 earnings (the “Press Release”). The Press Release is being furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.
The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this Current Report, including the Press Release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless specifically identified therein as being incorporated by reference.

Item 7.01 Regulation FD Disclosure.

The Company has prepared updated investor presentation materials (the “Investor Presentation”) for use from time to time in presentations about the Company’s operations and performance. The updated Investor Presentation will also be posted in the Investor Relations section of the Company’s website at www.sparkenergy.com. A copy of the Investor Presentation is furnished as Exhibit 99.2 hereto.

Information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Act, nor shall it be deemed incorporated by reference in any filing under the Exchange Act, regardless of any general incorporation language in any such filings.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Spark Energy, Inc. dated November 2, 2017
99.2	Investor Presentation of Spark Energy, Inc. – November 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Spark Energy, Inc. dated November 2, 2017
99.2	Investor Presentation of Spark Energy, Inc. – November 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2017

Spark Energy, Inc.

By:	/s/ Gil Melman
Name:	Gil Melman
Title:	Vice President, General Counsel and Corporate Secretary